EXECUTION COPY



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                         CITIBANK (SOUTH DAKOTA), N.A.,
                              Seller and Servicer,

                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION,
                                     Seller,

                                       and

                             BANKERS TRUST COMPANY,
             as successor to Yasuda Bank and Trust Company (U.S.A.),
                                     Trustee

                       on behalf of the Certificateholders


                            SERIES 1998-7 SUPPLEMENT

                            Dated as of May 14, 1998

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 29, 1991



                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1998-7






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                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                   Creation of the Series 1998-7 Certificates

Section 1.01.     Designation..................................................1


                                   ARTICLE II

                                   Definitions

Section 2.01.     Definitions..................................................2
Section 2.02.     Amendment to Definition of "Series
                  Adjusted Invested Amount"...................................32


                                   ARTICLE III

                              Servicer and Trustee

Section 3.01.     Servicing Compensation......................................33
Section 3.02.     Trustee Appointment of Agents...............................36


                                   ARTICLE IV

                 Rights of Series 1998-7 Certificateholders and
                    Allocation and Application of Collections

Section 4.01.     Allocations.................................................36
Section 4.02.     Determination of Monthly Interest...........................38
Section 4.03.     Determination of Monthly Principal..........................40
Section 4.04.     Establishment of Funding Accounts...........................41
Section 4.05.     Required Amount.............................................43
Section 4.06.     Application of Reallocated Investor
                  Finance Charge Collections and Available
                  Investor Principal Collections..............................44
Section 4.07.     Distributions to Series 1998-7
                  Certificateholders..........................................50
Section 4.08.     Investor Charge-Offs........................................51
Section 4.09.     Excess Finance Charge Collections. .........................54
Section 4.10.     Subordinated Principal Collections..........................56
Section 4.11.     Credit Enhancement..........................................58

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                            Page

Section 4.12.     Reallocated Investor Finance Charge
                  Collections.................................................66
Section 4.13.     Excess Principal Collections................................68


                                    ARTICLE V

                          Distributions and Reports to
                        Series 1998-7 Certificateholders

Section 5.01.     Distributions...............................................69
Section 5.02.     Reports and Statements to Series 1998-7
                  Certificateholders..........................................70


                                   ARTICLE VI

                               Amortization Events

Section 6.01.     Additional Amortization Events..............................71


                                   ARTICLE VII

                   Optional Repurchase; Additional Issuances;
                               Accumulation Period

Section 7.01.     Optional Repurchase.........................................73
Section 7.02.     Additional Issuances of Series 1998-7
                  Certificates................................................74
Section 7.03.     Accumulation Period Postponement............................77


                                  ARTICLE VIII

                               Final Distributions

Section 8.01.     Sale of Certificateholders' Interest
                  Pursuant to Section 2.06 or 10.01 of the
                  Agreement...................................................78
Section 8.02.     Distribution of Proceeds of Sale,
                  Disposition or Liquidation of the
                  Receivables Pursuant to Section 9.02 of
                  the Agreement...............................................81

                                TABLE OF CONTENTS
                                    (cont'd)

                                                                            Page

                                   ARTICLE IX

                                    Covenants

Section 9.01.     Reduction in Portfolio Yield................................84


                                    ARTICLE X

                            Miscellaneous Provisions

Section 10.01.    Ratification of Agreement...................................84
Section 10.02.    Counterparts................................................85
Section 10.03.    Governing Law...............................................85
Section 10.04.    Construction of Agreement...................................85

                                    EXHIBITS

Exhibit A-1       Form of Class A Certificate
Exhibit A-2       Form of Class B Certificate
Exhibit B-1       Form of Monthly Payment Instructions and
                  Notification to the Trustee and the Cash
                  Collateral Depositor
Exhibit B-2       Form of Monthly Payment Instructions and
                  Notification to the Trustee and the
                  Additional Cash Collateral Depositor
Exhibit C         Form of Monthly Statement
Exhibit D         Form of Monthly Servicer's Certificate


                                    SCHEDULE

Schedule 1        Recognized Dealers

                                    SERIES 1998-7 SUPPLEMENT dated as of May 14,
                           1998, among CITIBANK (SOUTH DAKOTA), N.A., a national banking association, Seller and Servicer; CITIBANK (NEVADA), NATIONAL ASSOCIATION, a national banking association, Seller; and BANKERS TRUST COMPANY, a New York banking corporation, as successor to Yasuda Bank and Trust Company (U.S.A.), as Trustee.


                  Pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created Citibank Credit Card Master Trust I (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                  Pursuant to this Series Supplement, the Sellers and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I

                   Creation of the Series 1998-7 Certificates

                  Section 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as "Citibank Credit Card Master Trust I, Series 1998-7". The Series 1998-7 Certificates shall be issued in two Classes, the first of which shall be known as the "Floating Rate Class A Credit Card Participation Certificates, Series 1998-7", and the second of which shall be known as the "Floating Rate Class B Credit Card Participation Certificates, Series 1998-7".

                  (b) Series 1998-7 shall be included in Group One. Notwithstanding any provision in the Agreement or in this Series Supplement, the first Distribution Date with respect to Series 1998-7 shall be the June 1998 Distribution Date.

                  (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.


                                   ARTICLE II

                                   Definitions

                  Section 2.01. Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Accumulation Period" shall mean, unless an Amortization Event shall have occurred prior thereto, the period commencing at the close of business on the fourth-to- last Business Day of April 1999, or such later date as is determined in accordance with Section 7.03, and ending upon the first to occur of (a) the commencement of the Early Amortization Period and (b) the payment in full to Class A Certificateholders and Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively.

                  "Accumulation Period Amount" shall mean for each Monthly Period an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of (a) the Initial Invested Amount and (b) the initial invested amounts of all Variable Accumulation Series which are not in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the commencement date of the accumulation period of each Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 7.03 applied to each such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date); provided further, that a Variable Accumulation Series shall be deemed to be in its revolving period in each Monthly Period in which the sum of the expected controlled accumulation or amortization amounts for all subsequent monthly periods for such Series is equal to the initial invested amount of such Series.

                  "Additional Cash Collateral Account" shall have the meaning specified in Section 4.11(a.1).

                  "Additional Cash Collateral Depositor" shall mean the financial institution or institutions which is or are a party to any Additional Loan Agreement, such financial institution or institutions to be selected by the Sellers on or prior to an Additional Issuance Date, or any successors or assigns thereto appointed as provided in such Additional Loan Agreement.

                  "Additional Class A Certificates" shall have the meaning specified in Section 7.02(a).

                  "Additional Class B Certificates" shall have the meaning specified in Section 7.02(a).

                  "Additional Interest" shall mean, at any time of determination, the sum of Class A Additional Interest and Class B Additional Interest.

                  "Additional Investor Certificates" shall mean any one of the Additional Class A Certificates or the Additional Class B Certificates.

                  "Additional Issuance" shall have the meaning specified in
Section 7.02(a).

                  "Additional Issuance Date" shall have the meaning specified in
Section 7.02(a).

                  "Additional Loan Agreement" shall mean the agreement among the Banks, the Trustee and any Additional Cash Collateral Depositor, dated as of the related Additional Issuance Date.

                  "Adjusted Invested Amount" shall mean the Series Adjusted Invested Amount with respect to Series 1998-7.

                  "Allocable Defaulted Amount" shall mean, with respect to any Due Period, an amount equal to the product of (a) the Series 1998-7 Allocation Percentage with respect to such Due Period, (b) the Floating Allocation Percentage with respect to such Due Period and (c) the Defaulted Amount with respect to such Due Period.

                  "Allocable Finance Charge Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1998-7 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Finance Charge Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series 1998-7 Allocation Percentage for the related Due Period and (b) Miscellaneous Payments with respect to the related Due Period.

                  "Allocable Principal Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1998-7 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Available Additional Cash Collateral Amount" shall mean, with respect to each Additional Cash Collateral Account and on any date of determination, the lesser of (a) the amount on deposit in such Additional Cash Collateral Account and (b) the Initial Additional Cash Collateral Amount for such Additional Cash Collateral Account.

                  "Available Cash Collateral Amount" shall mean, with respect to any date of determination, the lesser of (a) the amount on deposit in the Cash Collateral Account and (b) the Initial Cash Collateral Amount.

                  "Available Enhancement Amount" shall mean, with respect to any date of determination, the sum of the Available Cash Collateral Amount and the Available Additional Cash Collateral Amount with respect to such date.

                  "Available Expected Principal" for any date of determination with respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Fixed Accumulation Series which are not in their revolving periods as of such Monthly Period and (ii) all principal collections projected by the Servicer to be allocable to any other Series with respect to which an Amortization Event shall have occurred on or prior to such date of determination.

                  "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) an amount equal to (i) Investor Principal Collections for such Distribution Date, minus (ii) the amount of Subordinated Principal Collections with respect to such Distribution Date which pursuant to Section 4.10(a) is required to fund any deficiency pursuant to
Section 4.06(a)(i) and (a)(iii) or (c)(i) and (c)(iii), as the case may be, for such Distribution Date, plus (b) Allocable Miscellaneous Payments on deposit in the Collection Account for such Distribution Date, plus (c) Series 1998-7 Excess Principal Collections on deposit in the Collection Account for such Distribution Date plus (d) Subordinated Series Reallocated Principal Collections on deposit in the Collection Account for such Distribution Date.

                  "Available Shared Enhancement Amount" shall mean, with respect to any date of determination, the lesser of (a) the Initial Shared Enhancement Amount and (b) the excess, if any, of the Available Enhancement Amount on such date over the Initial Class B Enhancement Amount.

                  "Bank Collateral Account" shall have the meaning specified in
Section 4.11(a).

                  "Cash Collateral Account" shall have the meaning specified in
Section 4.11(a).

                  "Cash Collateral Account Investments" shall mean Eligible Investments.

                  "Cash Collateral Depositor" shall mean the financial institution or institutions which are a party to the Loan Agreement, such financial institution or institutions to be selected by the Sellers on or prior to the Closing Date to make a deposit in the Cash Collateral Account on the Closing Date, or any successors or assigns thereto appointed as provided in the Loan Agreement.

                  "CCA Charge-Offs" shall have the meaning specified in Section 4.08(d).

                  "CCA Default Amount" shall mean, with respect to any Distribution Date (commencing with the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred), the Allocable Defaulted Amount for the related Due Period.

                  "CCA Initial Invested Amount" shall mean the aggregate amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account and applied to the payment of principal of the Series 1998-7 Certificates with respect to the Economic Special Payment Date, if any, pursuant to Section 4.11(i)(D) and (E).

                  "CCA Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the CCA Initial

Invested Amount, minus (b) the aggregate amount of principal payments made to the Cash Collateral Depositor and each Additional Cash Collateral Depositor pursuant to Section 4.06(f)(iv) prior to such date, minus (c) the aggregate amount of CCA Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(d), minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c), minus (e) an amount equal to the amount by which the CCA Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) and
(b), and plus (f) the sum of (i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(d) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to
Section 4.09(i), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that (i) unless and until a withdrawal is made from the Cash Collateral Account and each Additional Cash Collateral Account, and the proceeds thereof are applied to the payment of principal of the Series 1998-7 Certificates, with respect to the Economic Special Payment Date pursuant to Section 4.11(i)(D) and (E), the CCA Invested Amount shall be zero and (ii) the CCA Invested Amount may not be reduced below zero.

                  "CCA Monthly Interest" shall mean, with respect to any Distribution Date following the Economic Special Payment Date, an amount equal to the product of (a) the CCA Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the Cash Collateral Depositor and each Additional Cash Collateral Depositor on such preceding Distribution Date pursuant to Section 4.06(f)(iv)) and (b) a fraction, the numerator of which is equal to the sum of (i) the product of (x) the Class A Certificate Rate in effect with respect to the applicable Interest Period, (y) the outstanding principal balance of the Class A Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date) and (z) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360, and (ii) the product of (x) the Class B Certificate Rate in effect with respect to the applicable Interest Period, (y) the outstanding principal balance of the Class B Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class B Monthly Principal on such preceding Distribution Date) and (z) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360, and the denominator of which is the sum of the outstanding principal balances referred to in clauses (i)(y) and (ii)(y) above; provided, however, that with respect to each Distribution Date following the Distribution Date on which the outstanding principal balance of the Class A Certificates has been reduced to zero, "CCA Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (A) the CCA Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the Cash Collateral Depositor and each Additional Cash Collateral Depositor on such preceding Distribution Date pursuant to Section 4.06(f)(iv)), (B) the Class B Certificate Rate in effect with respect to the applicable Interest Period and (C) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360.

                  "CCA Monthly Principal" shall mean, for any Distribution Date with respect to the Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred, the Available Investor Principal Collections for such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date); provided, however, that the CCA Monthly Principal shall not exceed the CCA Invested Amount.

                  "CCA Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Additional Interest" shall have the meaning specified in Section 4.02(a).

                  "Class A Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class A Invested Percentage for such Distribution Date and (b) the Class A Funding Account Shortfall for such Distribution Date, if any, and the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date.

                  "Class A Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR plus 0.0100% for such Interest Period, calculated on the basis of the actual number of days in the year divided by 360; provided, however, with respect to the first Interest Period, the Class A Certificate Rate will be equal to 5.65063% per annum.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class A Certificates.

                  "Class A Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1. For the avoidance of doubt, when used in this Series Supplement the term "Class A Certificates" shall include any Additional Class A Certificates.

                  "Class A Covered Amount" shall mean, with respect to any Monthly Period, the product of (a) the Class A Certificate Rate, (b) the Class A Principal Funding Account Balance, if any, for such Monthly Period and (c) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360.

                  "Class A Excess Investment Proceeds" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Investment Proceeds for such Monthly Period over (b) the Class A Covered Amount for such Monthly Period.

                  "Class A Expected Final Payment Date" shall mean the May 2000 Distribution Date.

                  "Class A Funding Account Shortfall" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Covered Amount for such Monthly Period over (b) the Class A Investment Proceeds for such Monthly Period.

                  "Class A Initial Invested Amount" shall mean the sum of the aggregate initial principal amount of the Class A

Certificates, which is $1,250,000,000 on the Closing Date, and the aggregate initial principal amount of any Additional Class A Certificates.

                  "Class A Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class A Interest Shortfall" shall have the meaning specified in Section 4.02(a).

                  "Class A Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08(a) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

                  "Class A Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class A Investment Fee" shall mean, for each Distribution Date beginning with the June 1999 Distribution Date and ending with the Distribution Date immediately preceding the Class A Expected Final Payment Date, a fee in an amount equal to $170,186, $155,482, $140,683, $125,700, $110,571,
$95,301, $79,856, $64,274, $48,475, $32,379, and $16,355; provided, however, after any Additional Issuance Date, the Class A Investment Fee shall be the amounts specified on such Additional Issuance Date.

                  "Class A Investment Proceeds" shall mean, with respect to any Monthly Period, the aggregate amount of all interest and other investment income (net of investment expenses) earned (and actually received by the Trustee on the Distribution Date following such Monthly Period) on the Class A Principal Funding Account Balance for such Monthly Period.

                  "Class A Investor Charge-Offs" shall have the meaning specified in Section 4.08(a).

                  "Class A Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Due Period and (b) the Class A Invested Percentage for such Distribution Date.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.02(a).

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.03(a).

                  "Class A Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Principal Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Class A Principal Funding Account" shall have the meaning specified in Section 4.04(b).

                  "Class A Principal Funding Account Balance" shall mean, with respect to any Monthly Period, the principal amount, if any, on deposit in the Class A Principal Funding Account on the last day of such Monthly Period.

                  "Class B Additional Interest" shall have the meaning specified in Section 4.02(b).

                  "Class B Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class B Invested Percentage for such Distribution Date.

                  "Class B Certificate Rate" shall mean, with respect to any Interest Period, a per annum rate equal to LIBOR plus 0.1250% for such Interest Period, calculated on the basis of the actual number of days in the year divided by 360; provided, however, with respect to the first Interest Period, the Class B Certificate Rate will be equal to 5.76563% per annum.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class B Certificates.

                  "Class B Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2. For the avoidance of doubt, the term "Class B Certificates" when used in this Series Supplement shall include any Additional Class B Certificates.

                  "Class B Expected Final Payment Date" shall mean the May 2000 Distribution Date.

                  "Class B Initial Invested Amount" shall mean the sum of the aggregate initial principal amount of the Class B Certificates, which is $80,000,000 on the Closing Date, and the aggregate initial principal amount of any Additional Class B Certificates.

                  "Class B Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class B Interest Shortfall" shall have the meaning specified in Section 4.02(b).

                  "Class B Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class B Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(f)), minus (c) the aggregate amount of Class B Investor Charge- Offs for all prior Distribution Dates pursuant to Section 4.08(b), minus
(d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) (excluding any Subordinated Principal Collections that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c)), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a), and plus (f) the sum of (i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                  "Class B Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class B Investor Charge-Offs" shall have the meaning specified in Section 4.08(b).

                  "Class B Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Due Period and (b) the Class B Invested Percentage for such Distribution Date.

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.02(b).

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.03(b).

                  "Class B Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Invested Amount is to be paid in full.

                  "Class B Principal Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Closing Date" shall mean May 14, 1998.

                  "Controlled Amortization Amount" shall mean $113,636,364; provided that after any Additional Issuance Date, or if the commencement of the Accumulation Period is postponed pursuant to Section 7.03, the Controlled Amortization Amount shall mean the amount to be specified on such Additional Issuance Date or on the date on which the Accumulation Period is postponed, as applicable; provided further, that if the commencement of the Accumulation Period is postponed pursuant to Section 7.03, the Controlled Amortization Amount for each Monthly Period shall be no greater than the Accumulation Period Amount for such Monthly Period and no less than the lesser of (a) the Accumulation Period Amount for such Monthly Period and (b) one-eleventh of the Class A Initial Invested Amount; provided, however, that the sum of the Controlled Amortization Amounts for all Monthly Periods during the postponed Accumulation Period shall not be less than the Class A Initial Invested Amount.

                  "Controlled Distribution Amount" shall mean, for any Distribution Date with respect to a Monthly Period, an amount equal to the sum of the Controlled Amortization Amount and any existing Deficit Controlled Amortization
Amount.

                  "Cumulative Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Excess Interest Amount with respect to such Distribution Date and (b) the aggregate Excess Interest Amounts with respect to prior Distribution Dates which have not been deposited in the Class B Interest Funding Account pursuant to Section 4.09(c) or 4.11(d); provided, however, that with respect to the first Distribution Date, the Cumulative Excess Interest Amount shall be zero.

                  "Cut-Off Date" shall mean April 27, 1998.

                  "Default Draw Amount" shall have the meaning specified in
Section 4.11(e).

                  "Deficit Controlled Amortization Amount" shall mean (a) on the first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date and
(b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount plus any then existing Deficit Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date.

                  "Designated Maturity" shall mean one month.

                  "Determination Date" shall mean the earlier of the fifth Business Day and the eighth calendar day preceding the seventh day of each calendar month (or, if such seventh day is not a Business Day, the next succeeding Business Day).

                  "Distribution Date" shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing June 15, 1998.

                  "Early Amortization Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to Series 1998-7 is deemed to have occurred, and ending upon the earlier to occur of (i) the payment in full to the Class A Certificateholders and the Class B

Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively, and the payment in full to the Cash Collateral Depositor and each Additional Cash Collateral Depositor of the CCA Invested Amount, if any, and (ii) the Termination Date.

                  "Economic Amortization Event" shall mean an Amortization Event set forth in Section 6.01(c) or (e).

                  "Economic Special Payment Date" shall mean the Special Payment Date falling in the Due Period following the Due Period in which an Economic Amortization Event is deemed to have occurred.

                  "Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to
Section 4.06(a)(v) or (c)(v) and (b)(iii) or (d)(iii), as the case may be, with respect to such Distribution Date.

                  "Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) (i) the outstanding principal balance of the Class B Certificates as of the preceding Distribution Date (after subtracting therefrom the aggregate amount of distributions of Class B Monthly Principal made to the Class B Certificateholders on or before such preceding Distribution Date) minus (ii) the Class B Invested Amount as of such preceding Distribution Date (after giving effect to any increase or decrease in the Class B Invested Amount on such preceding Distribution Date), (b) the Class B Certificate Rate and (c) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360; provided, however, that with respect to the first Distribution Date, the Excess Interest Amount shall be zero.

                  "Excluded Series" shall mean Series 1995-7 and any other Series designated in the related Supplement as an Excluded Series.

                  "Expected Monthly Principal" shall be equal to the product of
(i) the lowest of the monthly principal payment rates expressed as a decimal for the 12 months preceding the date of such calculation and (ii) the initial invested amounts of all outstanding Series, other than Excluded Series (except if an Amortization Event has occurred with respect to such Excluded Series).

                  "Fixed Accumulation Series" shall mean each outstanding Series, other than Excluded Series, for which, pursuant to the terms of the related Supplement, the commencement date of the Accumulation Period may not be changed at the option of the Servicer.

                  "Floating Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the sum of the Invested Amount and the CCA Invested Amount, if any, as of the first day of such Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1998-7 Allocation Percentage with respect to the Due Period in respect of which the Floating Allocation Percentage is being determined; provided, however, that, with respect to the first Due Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the product of (x) the total amount of Principal Receivables in the Trust on the Cut-Off Date and (y) the Series 1998-7 Allocation Percentage with respect to the Cut-Off Date; provided further that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Gross Amount" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the Gross Amount Allocation Percentage of Allocable Finance Charge Collections for the Due Period immediately preceding such Distribution Date, (b) Reallocated Investor Finance Charge Collections for such Distribution Date and (c) the Class A Excess Investment Proceeds for such Distribution Date, if any.

                  "Gross Amount Allocation Percentage" shall mean 100% minus the Floating Allocation Percentage.

                  "Group One" shall mean Series 1998-7 and each other Series specified in the related Supplement to be included in Group One.

                  "Group One Investor Additional Amounts" shall mean, with respect to any Distribution Date, the sum of (a)

Series 1998-7 Additional Amounts for such Distribution Date and (b) for all other Series included in Group One, the sum of (i) the aggregate net amount by which the invested amounts of the Investor Certificates of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable certificate rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

                  "Group One Investor Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Series 1998-7 Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group One for such Distribution
Date.

                  "Group One Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) Series 1998-7 Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) Series 1998-7 Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if applicable, for all other Series included in Group One for such Distribution Date.

                  "Initial Additional Cash Collateral Amount" shall mean the aggregate amount of additional credit enhancement provided by each Additional Cash Collateral Depositor for the benefit of the Series 1998-7 Certificates on the related Additional Issuance Date.

                  "Initial Cash Collateral Amount" shall mean the sum of (x) $93,100,000 and (y) the aggregate amount of any additional credit enhancement provided by the Cash Collateral Depositor for the benefit of the Series 1998-7 Certificates on each Additional Issuance Date.

                  "Initial Class B Additional Collateral Amount" shall mean the aggregate amount of any additional credit enhancement provided by each Additional Cash Collateral Depositor solely for the Class B Certificates on the related Additional Issuance Date.

                  "Initial Class B Collateral Amount" shall mean the sum of (x) $26,600,000 and (y) the aggregate amount of any additional credit enhancement provided by the Cash Collateral Depositor solely for the Class B Certificates on each Additional Issuance Date.

                  "Initial Class B Enhancement Amount" shall mean the sum of the Initial Class B Collateral Amount and the Initial Class B Additional Collateral Amount.

                  "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

                  "Initial Shared Additional Collateral Amount" shall mean the aggregate amount of any additional credit enhancement provided by each Additional Cash Collateral Depositor to be shared by the Class A Certificates and the Class B Certificates on the related Additional Issuance Date.

                  "Initial Shared Collateral Amount" shall mean the sum of (x) $66,500,000 and (y) the aggregate amount of any additional credit enhancement provided by the Cash Collateral Depositor to be shared by the Class A Certificates and the Class B Certificates on each Additional Issuance Date.

                  "Initial Shared Enhancement Amount" shall mean the sum of the Initial Shared Collateral Amount and the Initial Shared Additional Collateral Amount.

                  "Interest Draw Amount" shall have the meaning specified in
Section 4.11(d).

                  "Interest Funding Accounts" shall mean the Class A Interest Funding Account and the Class B Interest Funding Account.

                  "Interest Payment Date" shall mean the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing on the June 1998 Distribution Date.

                  "Interest Period" shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

                  "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (a) the Class A Invested Amount as of such date and (b) the Class B Invested Amount as of such date; provided, however, for purposes of Section 4.12(c) and Section 7.01, "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (i) the Class A Invested Amount as of such date, (ii) the Class B Invested Amount as of such date and (iii) the CCA Invested Amount, if any, as of such date.

                  "Investor Charge-Offs" shall mean, with respect to any Due Period, the Class A Investor Charge-Offs for such Due Period and the Class B Investor Charge-Offs for such Due Period.

                  "Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, an amount equal to (a) the product of (i) the Floating Allocation Percentage for the related Due Period and (ii) Allocable Finance Charge Collections deposited in the Collection Account for the related Due Period, minus (b) the aggregate amount of Servicer Interchange for the related Due Period.

                  "Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or the Early Amortization Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period), (b) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be, on such Distribution Date and (c) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to Sections 4.09(b), (d), (f), (h) or (i) on such Distribution Date.

                  "LIBOR" shall mean, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a period of the Designated Maturity commencing on the first day of the relevant Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the day that is the LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity commencing on the first day of the relevant Interest Period. The Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for the Designated Maturity commencing on the first day of the relevant Interest Period.

                  "LIBOR Determination Date" shall mean, with respect to any Interest Period, the second London Business Day prior to the commencement of such Interest Period.

                  "Loan Agreement" shall mean the agreement among the Banks, the Trustee and the Cash Collateral Depositor, dated as of the date hereof, and as may be amended from time to time.


                  "London Business Day" shall mean, a business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Monthly Period" shall mean each period beginning on and including a Distribution Date and ending on and including the day preceding the following Distribution Date; provided that the first Monthly Period shall begin on the first Distribution Date with respect to the Accumulation Period and the last Monthly Period shall end on the day preceding the last Distribution Date with respect to the Accumulation Period.

                  "Net Servicing Fee Rate" shall mean (i) so long as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, 0.37% per annum and (ii) if

Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, 0.77% per annum.

                  "Payment Date" shall mean any Interest Payment Date and any Special Payment Date.

                  "Principal Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1998-7 Allocation Percentage with respect to the Due Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Reallocated Investor Finance Charge Collections" shall mean that portion of Group One Investor Finance Charge Collections allocated to Series 1998-7 pursuant to Section 4.12.

                  "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) the CCA Invested Amount, if any, on such Distribution Date, plus (iii) accrued and unpaid interest on the unpaid balance of the Series 1998-7 Certificates (calculated on the basis of the outstanding principal balance of the Class A Certificates and the Class B Certificates at the Class A Certificate Rate and the Class B Certificate Rate, respectively) through the day preceding such Distribution Date, plus (iv) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not deposited into the Class A Interest Funding Account or the Class B Interest Funding Account, as applicable, on a prior Distribution Date.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

                  "Reimbursement Draw Amount" shall have the meaning specified in Section 4.11(f).

                  "Required Amount" shall have the meaning specified in Section 4.05.

                  "Required Draw Amount" shall have the meaning specified in
Section 4.11(c).

                  "Required Surplus Finance Charge Amount" shall mean, with respect to any Due Period, an amount equal to one-twelfth of the product of (a) the Invested Amount as of the last day of the immediately preceding Due Period and (b) a decimal to be set by the Sellers, which shall initially equal zero (and which shall never be less than zero); provided, however, that for purposes of Section 2.01(b) such decimal shall at all times be deemed to be the decimal as set by the Sellers plus 0.01. The Sellers may, from time to time, change the decimal to be set for purposes of clause (b) upon notice to the Trustee, each Rating Agency, the Cash Collateral Depositor and each Additional Cash Collateral Depositor and, if such decimal is to be increased, upon delivery by each Seller to the Trustee, the Cash Collateral Depositor and each Additional Cash Collateral Depositor of a certificate of a Vice President or more senior officer to the effect that such Seller reasonably believes that such increase will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

                  "Revolving Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

                  "Sellers Collateral Account" shall have the meaning specified in Section 4.11(a).

                  "Sellers' Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the Gross Amount for such Distribution Date less the sum of (a) the Class A Allocable Share for such Distribution Date and (b) the Class B Allocable Share for such Distribution Date.

                  "Sellers' Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, and
(b) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Accumulation Period and the Early Amortization Period.

                  "Series 1998-7" or "Series 1998-7 Certificates" shall mean the Series of Investor Certificates (including any Additional Investor Certificates), the terms of which are specified in this Series Supplement.

                  "Series 1998-7 Accounts" shall have the meaning set forth in
Section 4.04(c).

                  "Series 1998-7 Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to Sections 4.09(b), (c)(ii), (f) and (i) for such Distribution Date.

                  "Series 1998-7 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1998-7.

                  "Series 1998-7 Certificateholders" shall mean the Holders of Series 1998-7 Certificates.

                  "Series 1998-7 Certificateholders' Interest" shall mean the Class A Certificateholders' Interest and the Class B Certificateholders' Interest.

                  "Series 1998-7 Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the Allocable Defaulted Amount for the related Due Period.

                  "Series 1998-7 Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series 1998-7 pursuant to
Section 4.13.

                  "Series 1998-7 Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) the amount determined pursuant to Section 4.09(g) and (b) (i) for any Distribution Date with respect to the Revolving Period or the Early Amortization Period, the amounts determined pursuant to
Section 4.06(a)(iii), Section 4.06(b)(ii) and Section 4.09(e), (ii) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(iii) and Section 4.06(d)(ii), or (iii) for any Distribution Date from and including the June 1999 Distribution Date, to and including the Distribution Date immediately preceding the Class A Expected Final Payment Date, the amounts determined pursuant to Section 4.06(a)(iv) and Section 4.06(c)(iv).

                  "Series 1998-7 Monthly Interest" shall mean (a) for any Distribution Date with respect to the Revolving Period or the Early Amortization Period, the amounts determined pursuant to Section 4.06(a)(i) and (b)(i) and any CCA Monthly Interest for such Distribution Date or (b) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(i) and (d)(i) (excluding any amounts relating to the Class A Funding Account Shortfall).

                  "Series 1998-7 Principal Shortfall" shall have the meaning specified in Section 4.13.

                  "Series Supplement" shall mean this Series Supplement as amended and supplemented from time to time, including without limitation, pursuant to Section 7.02.

                  "Servicer Interchange" shall mean, for any Due Period, the product of (a) the Floating Allocation Percentage for such Due Period and (b) the portion of Allocable Finance Charge Collections deposited in the Collection Account for such Due Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the preceding Due Period and (ii) 1.50%.

                  "Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Servicing Fee Rate" shall mean 2.27% per annum.

                  "Special Draw Amount" shall have the meaning specified in
Section 4.11(g).

                  "Special Payment Date" shall mean each Distribution Date with respect to the Early Amortization Period.

                  "Subordinated Principal Collections" shall mean, with respect to each Distribution Date, the product of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or the Early Amortization Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period) and (b) the Class B Invested Percentage for such Distribution Date.

                  "Subordinated Series" shall mean any Series which, pursuant to the terms of the related Supplement, is subordinated in any manner to the Series 1998-7 Certificates.

                  "Subordinated Series Reallocated Principal Collections" shall mean, with respect to any Distribution Date, that portion of Collections of Principal Receivables allocable to a Subordinated Series which, pursuant to the terms of the related Supplement, are to be reallocated to Series 1998-7 and treated as a portion of Available Investor Principal Collections for such Distribution Date.

                  "Surplus Finance Charge Collections" shall mean, with respect to any Due Period, the amount of (a) Reallocated Investor Finance Charge Collections for the related Distribution Date (b) the sum of the amounts (but not including any amounts relating to any Class A Funding Account Shortfall in any such case), without duplication, determined pursuant to (x) Section 4.06(a)(i), (ii), (iii) and (iv) or Section 4.06(c)(i), (ii), (iii) and (iv), as applicable, (y) Section 4.06(b)(i) and (ii) or Section 4.06(d)(i) and (ii), as applicable, and (z) Section 4.09(a), (b), (c), (d), (e), (f), (g), (h) and (i) (which determination shall be made without regard to whether such amounts are actually paid pursuant to Section 4.06 or Section 4.09).

                  "Telerate Page 3750" shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on the service for the purpose of displaying comparable rates or prices).

                  "Termination Date" shall mean the May 2002 Distribution Date.

                  "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 1998-7.

                  "Total Draw Amount" shall have the meaning specified in
Section 4.11(i).

                  "U.S. dollar" or "United States dollar" shall mean the lawful currency of the United States of America.

                  "Variable Accumulation Series" shall mean each outstanding Series, other than Series 1998-7 and Excluded Series, which is not a Fixed Accumulation Series.

                  (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Adverse Effect" shall mean whenever used in this Series Supplement or the Agreement with respect to Series 1998-7 with respect to any action, that such action will (i) at the time of its occurrence or at any future date result in the occurrence of an Amortization Event, (ii) adversely affect the amount of distributions to be made to the Class A Certificateholders or the Class B Certificateholders or with respect to the CCA Invested Amount, if any, pursuant to this Series Supplement or the timing of such distributions or (iii) result at any time in the future in the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods not being in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1998-7, Moody's and Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series 1998-7 (including, without limitation, for purposes of the investment of funds in the Cash Collateral Account up to the Available Shared Enhancement Amount on any date), "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and
(ii) in the case of Moody's, P-1 or Aaa, as applicable; provided, however, notwithstanding any provision of the Agreement or this Series Supplement, for purposes of the investment of funds in the Cash Collateral Account (but only to the extent such funds exceed the Available Shared Enhancement Amount on any date) and the Class B Interest Funding Account, "highest investment category" as used in the definition of "Eligible Investments" shall mean (i) in the case of Standard & Poor's, A-1, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

                  (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

                  (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

                  (f) The term "pro rata" when used in this Series Supplement with respect to the Cash Collateral Depositor and each Additional Cash Collateral Depositor (or the Cash Collateral Account and each Additional Cash Collateral Account, as applicable) shall mean proportionately according to a share or interest in favor of the Cash Collateral Depositor (or the Cash Collateral Account) equal to the percentage equivalent of a fraction, the numerator of which is the Invested Amount (before giving effect to any Additional Issuance with respect to which the Cash Collateral Depositor has not provided additional Series Enhancement) and the denominator of which is the Invested Amount (after giving effect to all Additional Issuances through such date of determination) and a share or interest in favor of each Additional Cash Collateral Depositor (or the related Additional Cash Collateral Account) equal to the percentage equivalent of a fraction, the numerator of which is the increase in the Invested Amount with respect to which such Additional Cash Collateral Depositor has provided additional Series Enhancement as a result of the related Additional Issuance and the denominator of which is the Invested Amount (after giving effect to all Additional Issuances through such date of determination).

                  (g) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Eligible Institution", when used in the Agreement with respect to Series 1998-7 shall mean a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has (i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b) has (i) in the case of the Collection Account, if such depository institution is an Affiliate of Citicorp, a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citicorp, in the case of any Series Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's; provided, however, that "Eligible Institution" as such term is applied to a separate Cash Collateral Account established exclusively for the deposit of the Initial Class B Collateral Amount shall have the meaning stated above except that such institution is required, with respect to Standard & Poor's, to have either a long-term unsecured debt rating of at least A or a certificate of deposit rating of at least A-1. However, any deposit account established exclusively for the deposit of all or a portion of the Initial Class B Collateral Amount shall not otherwise be considered to be separate from the deposit account containing the related amount of the Initial Shared Collateral Amount and the two together shall constitute one Cash Collateral Account for the purposes of this Supplement.

                  Section 2.02. Amendment to Definition of "Series Adjusted Invested Amount". (a) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Series Adjusted Invested Amount" or "Adjusted Invested Amount", when used in the Agreement or this Series Supplement with respect to Series 1998-7, shall mean, for any Due Period, the initial principal amount of the Series 1998-7 Certificates (including the initial principal amount of any Additional Investor Certificates issued through such Due Period) after subtracting therefrom the excess, if any, of the cumulative amount of Investor Charge-Offs as of the last day of the immediately preceding Due Period over the aggregate reimbursement of Investor Charge-Offs as of such last day.

                  (b) Each of the Sellers hereby represents and warrants to the Trustee as of the date of this Series Supplement that, on or prior to the date of this Series Supplement, the conditions set forth in Section 13.01(a) of the Agreement have been satisfied with respect to the amendment set forth in Section 2.02(a).


                                   ARTICLE III

                              Servicer and Trustee

                  Section 3.01. Servicing Compensation. A monthly servicing fee (the "Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Due Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the Termination Date and the first Distribution Date on which the Invested Amount and the CCA Invested Amount, if any, are zero, in the aggregate amount specified below.

                  On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee payable by the Series 1998-7 Certificateholders with respect to such Due Period.

                  The share of the Servicing Fee allocable to the Class A Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class A Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class A Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class A Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class A Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs the Class A Monthly Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is 30 minus the actual number of days in the period from and including the fifteenth day of the calendar month in which such Additional Issuance Date occurs to but excluding such Additional Issuance Date and the denominator of which is 360, times (c) the increase in the Invested Amount after giving effect to the related Additional Issuance and (d) the Class A Invested Percentage with respect to such Distribution Date. The share of the Servicing Fee allocable to the Class B Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class B Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class B Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class B Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class B Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, the Class B Monthly Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is 30 minus the actual number of days in the period from and including the fifteenth day of the calendar month in which such

Additional Issuance Date occurs to but excluding such Additional Issuance Date and the denominator of which is 360, times (c) the increase in the Invested Amount after giving effect to the related Additional Issuance and (d) the Class B Invested Percentage with respect to such Distribution Date. The share of the Servicing Fee allocable, on a pro rata basis, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date relating to the Early Amortization Period, following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full (the "CCA Monthly Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the CCA Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date.

                  On each Distribution Date, the Sellers shall pay a portion of the Servicing Fee with respect to the related Due Period in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Sellers' Participation Amount as of the last day of the Due Period second preceding such Distribution Date (or, if a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs in the following Due Period, the weighted average of the Sellers' Participation Amount on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the second preceding Due Period) and (c) the Series 1998-7 Allocation Percentage for the related Due Period. In no event shall the Trust, the Trustee, the Series 1998-7 Certificateholders, the Cash Collateral Depositor or any Additional Cash Collateral Depositor be liable for the share of the Servicing Fee to be paid by the Sellers.

                  The (i) Class A Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.06(a)(iii) or (c)(iii), as the case may be, (ii) Class B Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to Section 4.06(b)(ii) or (d)(ii), as the case may be, and (iii) CCA Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.09(e).

                  Section 3.02. Trustee Appointment of Agents. The Trustee may appoint one or more agents to perform any of the Trustee's duties, responsibilities or obligations with respect to Series 1998-7; provided, however, that regardless of the appointment of any agent pursuant to this Section 3.02, the Trustee shall continue to be fully responsible for all of its duties, responsibilities and obligations with respect to Series 1998-7.


                                   ARTICLE IV

                 Rights of Series 1998-7 Certificateholders and
                    Allocation and Application of Collections

                  Section 4.01. Allocations. (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments allocated to Series 1998-7 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group One) shall be allocated and distributed or reallocated as set forth in this Article.

                  (b) Payments to Sellers. The Servicer shall withdraw from the Collection Account and pay to the Sellers on the dates set forth below the following amounts:

                  (i) on Deposit Dates with respect to the Revolving Period and the Early Amortization Period:

                           (A) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Finance Charge Collections, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date); and

                           (B) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero; and

                  (ii) on Deposit Dates with respect to any Monthly Period:

                           (A) an amount equal to the Sellers' Allocable Share
                  for the related Distribution Date, minus, if Citibank (South Dakota) or an Affiliate of

                  Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date); and

                           (B) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

                  The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Transfer Deposit Amounts, Adjustment Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1998-7 Certificateholders' Interest pursuant to
Section 7.01 of this Series Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

                  Section 4.02. Determination of Monthly Interest. (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate with respect to the applicable Interest Period, (ii) the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date), minus, for each Distribution Date with respect to the Accumulation Period, the aggregate amount of all deposits of Class A Monthly Principal previously made to the Class A Principal Funding Account and (iii) a fraction the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $6,278,477.78; and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, Class A Monthly Interest shall be increased by the amount of interest accrued and payable at the Class A Certificate Rate on the principal amount of Additional Class A Certificates through but excluding such Distribution Date.

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall") of (x) the aggregate Class A Monthly Interest plus the aggregate Class A Covered Amount for the Interest Period applicable to such Payment Date over (y) the amount which will be on deposit in the Class A Interest Funding Account on such Payment Date. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) the Class A Certificate Rate with respect to the applicable Interest Period, (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to Class A Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360 shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class B Certificate Rate with respect to the applicable Interest Period,
(ii) the Class B Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any increase or decrease of the Class B Invested Amount on such preceding Distribution Date) and (iii) a fraction the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360; provided, however, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $410,000.36; and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, Class B Monthly Interest shall be increased by the amount of interest accrued and payable at the Class B Certificate Rate on the principal amount of Additional Class B Certificates through but excluding such Distribution Date.

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the aggregate Class B

Monthly Interest for the Interest Period applicable to such over (y) the amount which will be on deposit in the Class B Interest Funding Account on such Payment Date. If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) the Class B Certificate Rate with respect to the applicable Interest Period, (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) and (iii) a fraction the numerator of which is the actual number of days from and including the prior Distribution Date to but excluding such Distribution Date and the denominator of which is 360, shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                  Section 4.03. Determination of Monthly Principal. (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date to occur with respect to the Accumulation Period, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date; provided, however, that for each Distribution Date with respect to any Monthly Period, Class A Monthly Principal shall not exceed the Controlled Distribution Amount for such Distribution Date; and provided further that Class A Monthly Principal shall not exceed the Class A Invested Amount.

                  (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date beginning with the Class B Principal Commencement Date, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date); provided, however, that Class B Monthly Principal shall not exceed the Class B Invested Amount.

                  Section 4.04. Establishment of Funding Accounts. (a) (i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Interest Funding Account shall initially be established with Citibank, N.A.

                  (ii) The Servicer, for the benefit of the Class B Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class B Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Certificateholders. The Class B Interest Funding Account shall initially be established with Citibank, N.A.

                  (iii) Funds on deposit in the Interest Funding Accounts shall be invested by the Servicer on behalf of the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders or the Class B Certificateholders, as applicable; provided that on each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Accounts shall be paid to the Sellers. Funds deposited in the Interest Funding Accounts on any Distribution Date (which are not distributed to Class A Certificateholders or Class B Certificateholders, as applicable, pursuant to Section 4.07 on such Distribution
Date) shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in either Interest Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (b) (i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Principal Funding Account shall initially be established with Citibank, N.A.

                  (ii) Funds on deposit in the Class A Principal Funding Account shall be invested by the Servicer on behalf of the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders; provided that on each Distribution Date all interest and other investment income (net of investment expenses) on funds on deposit therein shall be applied as set forth in clause (iii) below. Funds on deposit in the Class A Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in the Class A Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (iii) On each Distribution Date with respect to the Accumulation Period, the Servicer shall withdraw from the Class A Principal Funding Account and deposit in the Class A Interest Funding Account all interest and other investment income (net of investment expenses) on funds then on deposit in the Class A Principal Funding Account; provided, however, that Class A Excess Investment Proceeds, if any, with respect to any Distribution Date, shall be deposited in the Collection Account and treated as a portion of the Gross Amount.

                  (iv) Reinvested interest and other investment income on funds deposited in the Class A Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Series Supplement.

                  (c) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Accounts and the Class A Principal Funding Account (collectively, the "Series 1998-7 Accounts") and in all proceeds thereof. The Series 1998-7 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders, Class B Certificateholders, the Cash Collateral Depositor or any Additional Cash Collateral Depositor, as the case may be. If, at any time, any of the Series 1998-7 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series 1998-7 Account meeting the conditions specified in paragraph (a)(i) or (ii) or (b)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1998-7 Account.

                  (ii) Pursuant to the authority granted to the Servicer in
Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series 1998-7 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Series Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Series 1998-7 Accounts for the purpose of making distributions to the Series 1998-7 Certificateholders.

                  Section 4.05. Required Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (a) the sum of
(i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior Distribution Date, (iii) Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date (but not including any amount relating to any Class A Funding Account Shortfall), (iv) at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the Class A Monthly Servicing Fee for such Distribution Date and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b)(i) the product of
(x) Reallocated Investor Finance Charge Collections for such Distribution Date and (y) the Class A Invested Percentage for such Distribution Date, minus (ii) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, the portion of the Class A Monthly Servicing Fee for such Distribution Date that will be paid on such Distribution Date pursuant to Section 4.06(a)(iii) or (c)(iii), as the case may be, out of funds on deposit in the Collection Account available therefor. The Servicer will give the Trustee notice of the Required Amount on any Determination Date on which the Servicer determines that the Required Amount is greater than zero.

                  Section 4.06. Application of Reallocated Investor Finance Charge Collections and Available Investor Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Allocable Finance Charge Collections (other than any portion thereof reallocated to other Series in Group One), Collections of

Finance Charge Receivables reallocated to Series 1998-7 from other Series in Group One and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

                  (a) Subject to Section 4.06(c), on each Distribution Date, an amount equal to the product of (x) Reallocated Investor Finance Charge Collections with respect to such Distribution Date and (y) the Class A Invested Percentage for such Distribution Date, will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph (ii) below:

                  (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account;

                  (ii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                  (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (iv) on each Distribution Date beginning with the June 1999 Distribution Date to but excluding the

         Distribution Date with respect to the first Monthly Period, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                  (v) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (b) Subject to Section 4.06(d), on each Distribution Date, an amount equal to the product of (x) Reallocated Investor Finance Charge Collections with respect to such Distribution Date and (y) the Class B Invested Percentage for such Distribution Date, will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                  (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account;

                  (ii) an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                  (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (c) On each Distribution Date with respect to a Monthly Period, an amount equal to the Class A Allocable Share with respect to such Distribution Date will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph (ii) below:

                  (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus (without duplication) the amount of any Class A Funding Account Shortfall for such Distribution Date and the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account;

                  (ii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                  (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (iv) prior to and including the Distribution Date immediately preceding the Class A Expected Final Payment Date, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                  (v) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (d) On each Distribution Date with respect to a Monthly Period, an amount equal to the Class B Allocable Share with respect to such Distribution Date will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                  (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account;

                  (ii) an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                  (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (e) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  (f) On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be distributed in the following priority:

                  (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A Invested Amount, shall be deposited by the Servicer or the Trustee into the Class A Principal Funding Account;

                  (ii) for each Distribution Date with respect to the Accumulation Period prior to the Class B Principal Commencement Date, unless an Amortization Event has occurred, after giving effect to the distribution referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement;

                  (iii) for each Distribution Date, beginning with the Class B Principal Commencement Date, after giving effect to the distribution referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of Class B Monthly Principal, shall be distributed by the Servicer or the Trustee to the Class B Certificateholders;

                  (iv) for each Distribution Date with respect to the Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of CCA Monthly Principal, if any, shall be distributed, pro rata, by the Servicer or the Trustee to the Cash Collateral Depositor and each Additional Cash Collateral Depositor, in accordance with the Loan Agreement and each Additional Loan Agreement, respectively; and

                  (v) for each Distribution Date, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  Section 4.07. Distributions to Series 1998-7
Certificateholders. (a) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class A Interest Funding Account and the Class A Principal Funding Account:

                  (i) on each Payment Date, all amounts on deposit in the Class A Interest Funding Account shall be distributed to the Paying Agent for payment to the Class A Certificateholders; and

                  (ii) on each Special Payment Date and on the Class A Expected Final Payment Date, all amounts on deposit in the Class A Principal Funding Account, to the extent of the Class A Invested Amount, shall be distributed to the Paying Agent for payment to the Class A Certificateholders.

                  (b) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class B Interest Funding Account and the Collection Account:

                  (i) on each Payment Date, all amounts on deposit in the Class B Interest Funding Account shall be distributed to the Paying Agent for payment to the Class B Certificateholders; and

                  (ii) on each Special Payment Date and on the Class B Expected Final Payment Date, all amounts on deposit in the Collection Account which are to be distributed to the Class B Certificateholders pursuant to this Series Supplement, to the extent of the principal amount of the Class B Certificates, shall be distributed to the Paying Agent for payment to the Class B Certificateholders.

                  (c) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Series Supplement.

                  Section 4.08. Investor Charge-Offs. (a) If on any Distribution Date the Required Amount for such Distribution Date exceeds the sum of (x) the amount of Subordinated Principal Collections with respect to such Distribution Date, (y) the amount of Excess Finance Charge Collections with respect to such Distribution Date and (z) the Available Shared Enhancement Amount with respect to such Distribution Date, the CCA Invested Amount shall be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the CCA Invested Amount. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the CCA Invested Amount and the Class B Invested Amount for such Distribution Date pursuant to this Section 4.08(a) (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate Class A Investor Charge- Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(b).

                  (b) If on any Distribution Date the Class B Investor Default Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date which are allocated and available to pay the Class B Investor Default Amount pursuant to
Section 4.09(d) and (y) the portion, if any, of the Available Shared Enhancement Amount with respect to such Distribution Date (after giving effect to any withdrawal from the Cash Collateral Account or any Additional Cash Collateral Account to fund the Required Draw Amount with respect to such Distribution
Date), then the CCA Invested Amount shall be reduced by the amount of such excess. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero (a "Class B Investor Charge-Off"). Class B Investor Charge- Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate Class B Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs pursuant to paragraph (a) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(f).

                  (c) If on any Distribution Date Subordinated Principal Collections for such Distribution Date are allocated pursuant to Section 4.10(a), the CCA Invested Amount shall be reduced by the amount of such Subordinated

Principal Collections. In the event that such reduction would cause the CCA Invested Amount to be a negative number, the CCA Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the CCA Invested Amount would have been reduced below zero.

                  (d) If on any Distribution Date the CCA Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections with respect to such Distribution Date which are allocated and available to pay the CCA Default Amount pursuant to Section 4.09(h), then the CCA Invested Amount shall be reduced by the amount of such excess (a "CCA Charge-Off"). CCA Charge-Offs shall thereafter be reimbursed and the CCA Invested Amount increased (but not by an amount in excess of the aggregate CCA Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs or Class B Investor Charge-Offs pursuant to paragraph (a) or (b) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(i).

                  Section 4.09. Excess Finance Charge Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date (or on the related Transfer Date, if so specified), Excess Finance Charge Collections with respect to such Distribution Date, to make the following distributions in the following priority:

                  (a) an amount equal to the Required Amount, if any, with respect to such Distribution Date shall be distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, such Excess Finance Charge Collections shall be distributed second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                  (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.08(a)(i)) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (c) an amount equal to (i) Class B Monthly Interest due but not deposited into the Class B Interest Funding Account on such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, (ii) the Cumulative Excess Interest Amount for such Distribution Date and (iii) the amount of any Class B Additional Interest due but not deposited into the Class B Interest Funding Account on such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited into the Class B Interest Funding Account;

                  (d) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (e) with respect to each Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, provided an Economic Special Payment Date has occurred, an amount equal to the CCA Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (f) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (g) an amount equal to (i) the "Monthly Cash Collateral Fee" (as defined in the Loan Agreement) and (ii) the "Monthly Additional Cash Collateral Fee" (as defined in each Additional Loan Agreement) for such

         Distribution Date shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor, in accordance with the provisions of the Loan Agreement and each Additional Loan Agreement, respectively;

                  (h) an amount equal to the CCA Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (i) an amount equal to the aggregate amount by which the CCA Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "CCA Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (j) with respect to each Distribution Date prior to the occurrence of an Economic Amortization Event, an amount equal to the lesser of (i) the balance of such Excess Finance Charge Collections and
         (ii) the sum of (A) the excess, if any, of the Initial Cash Collateral Amount over the amount of funds on deposit in the Cash Collateral Account (without giving effect to any deposit made on such date hereunder) and (B) the excess, if any, of the Initial Additional Cash Collateral Amount for each Additional Cash Collateral Account over the amount of funds on deposit in the related Additional Cash Collateral Account (without giving effect to any deposit made on such date hereunder) shall be deposited, pro rata, into the Cash Collateral Account and each Additional Cash Collateral Account on the related Transfer Date, for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively; and

                  (k) the balance, if any, shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor on the related Transfer Date for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively.

                  Section 4.10. Subordinated Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Subordinated Principal

Collections with respect to such Distribution Date to make the following distributions in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date and (y) the Available Shared Enhancement Amount with respect to such Distribution Date, shall be distributed by the Servicer or the Trustee to fund any deficiency pursuant to Section 4.06(a)(i) and (a)(ii) or Section 4.06(c)(i) and (c)(ii), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall), and, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, Section 4.06(a)(iii) or (c)(iii), as the case may be; provided, however, that in the event the Required Amount for such Distribution Date exceeds the sum of the Available Shared Enhancement Amount for such Distribution Date and the amount of Excess Finance Charge Collections and Subordinated Principal Collections with respect to such Distribution Date, the amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.06(a)(i) or (c)(i), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall), and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or
         (c)(ii), as the case may be; provided further that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount withdrawn from the Cash Collateral Account and each Additional Cash Collateral Account with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date; and

                  (b) the balance, if any, shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date.

                  Section 4.11. Credit Enhancement. (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-7 Certificateholders and the Cash Collateral Depositor, as their interests appear herein, a "Sellers Collateral Account" and a "Bank Collateral Account", each of which shall be one or more Eligible Deposit Accounts, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-7 Certificateholders and the Cash Collateral Depositor. The Sellers Collateral Account and the Bank Collateral Account are collectively referred to as the "Cash Collateral Account". The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-7 Certificateholders and the Cash Collateral Depositor. The interest of the Cash Collateral Depositor in the Cash Collateral Account shall be subordinated to the interests of the Series 1998-7 Certificateholders as provided herein and in the Loan Agreement. If at any time any of the accounts comprising the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new account. The Trustee, at the direction of the Servicer, shall (i) on the Closing Date, deposit in the Cash Collateral Account the proceeds of the advance to be made on such date by the Cash Collateral Depositor under the Loan Agreement, (ii) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Amount at such time, for the purposes and in the manner set forth in paragraphs (c) through (i) below, and (iii) on each Distribution Date prior to the termination of the Cash Collateral Account make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.09(j). All withdrawals from the Cash Collateral Account shall be made in the priority and in the manner set forth below. The Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided in this Series Supplement.

                  (a.1) On each Additional Issuance Date, the Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the

Series 1998-7 Certificateholders and the related Additional Cash Collateral Depositor, as their interests appear in this Series Supplement, an "Additional Cash Collateral Account" which shall be one or more Eligible Deposit Accounts, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-7 Certificateholders and the related Additional Cash Collateral Depositor. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Additional Cash Collateral Account and in all proceeds thereof. The Additional Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-7 Certificateholders and the related Additional Cash Collateral Depositor. The interest of the Additional Cash Collateral Depositor in the Additional Cash Collateral Account shall be subordinated to the interests of the Series 1998-7 Certificateholders as provided herein and in the related Additional Loan Agreement. If at any time any of the accounts comprising the Additional Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new account. The Trustee, at the direction of the Servicer, shall (i) on the Additional Issuance Date, deposit in the Additional Cash Collateral Account the proceeds of the advance to be made on such date by the Additional Cash Collateral Depositor under the Additional Loan Agreement, (ii) make withdrawals from the Additional Cash Collateral Account from time to time in an amount up to the Available Additional Cash Collateral Amount at such time, for the purposes and in the manner set forth in paragraphs (c) through (i) below, and (iii) on each Distribution Date prior to the termination of the Additional Cash Collateral Account make a deposit into the Additional Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.09(j). All withdrawals from the Additional Cash Collateral Account shall be made in the priority and in the manner set forth below. The Additional Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Additional Cash Collateral Account except as specifically provided in this Series Supplement.

                  (b) Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer (or the Cash Collateral Depositor, as provided in the Loan Agreement) by the Trustee in Cash Collateral Account

Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1998-7 Certificateholders and the Cash Collateral Depositor possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be paid to the Cash Collateral Depositor for application in accordance with the Loan Agreement. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (b.1) Funds on deposit in each Additional Cash Collateral Account shall be invested at the direction of the Servicer (or the related Additional Cash Collateral Depositor, as provided in the related Additional Loan Agreement) by the Trustee in Cash Collateral Account Investments. Funds on deposit in each Additional Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from such Additional Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1998-7 Certificateholders and each Additional Cash Collateral Depositor possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments in the related Additional Cash Collateral Account. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in each Additional Cash Collateral Account shall be paid to the related Additional Cash Collateral Depositor for application in accordance with the related Additional Loan Agreement. For purposes of determining the availability of funds or the balances in each Additional Cash Collateral Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(a)(i) or (c)(i), as the case may be, and Section 4.06(a)(ii) or (c)(ii), as the case may be, on the related Distribution Date) equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(a) to fund such Required Amount on such Distribution Date.

                  (d) On each Determination Date, the Servicer shall calculate the amount (the "Interest Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, and Section 4.09(c) on the related Distribution Date) of (i) any Class B Monthly Interest due but not to be deposited into the Class B Interest Funding Account on such Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c), (ii) any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (d), (iii) any Class B Additional Interest due but not to be deposited into the Class B Interest Funding Account on such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (d) and (iv) any Cumulative Excess Interest Amount due but not to be deposited into the Class B Interest Funding Account on such Distribution Date pursuant to Section 4.09(c).

                  (e) On each Determination Date, the Servicer shall calculate the amount (the "Default Draw Amount") equal to the excess, if any, of (i) the Class B Investor Default Amount for the related Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(d) to fund such Class B Investor Default Amount on such Distribution Date.

                  (f) On each Determination Date (commencing with the Determination Date preceding the Class B Principal

Commencement Date), the Servicer shall calculate the amount (the "Reimbursement Draw Amount") equal to the excess, if any, of (i) the Class B Initial Invested Amount minus the sum of the aggregate amount of principal payments previously distributed to Class B Certificateholders over (ii) the Class B Invested Amount on the last day of the related Due Period (determined after giving effect to any change to be made in the Class B Invested Amount pursuant to paragraph (c), (d),
(e) or (f) of the definition of "Class B Invested Amount" on the following Distribution Date).

                  (g) Notwithstanding Section 4.11(f), if either (i) the Certificateholders' Interest in the Receivables is reassigned to the Sellers pursuant to Section 2.06 of the Agreement, (ii) Receivables are sold, disposed of or otherwise liquidated pursuant to Section 9.02 or Section 12.02(c) of the Agreement or (iii) the Certificateholders' Interest in the Receivables is purchased by the Sellers pursuant to Section 10.01 of the Agreement or the Series 1998-7 Certificateholders' Interest is purchased by the Sellers pursuant to Section 7.01 of this Series Supplement, the Servicer shall not calculate the Reimbursement Draw Amount with respect to the relevant Distribution Date, but shall calculate the amount (the "Special Draw Amount") equal to the aggregate amount of all reductions of the Class B Invested Amount occurring under clauses
(c), (d) or (e) of the definition of "Class B Invested Amount" which have not been reimbursed prior to such Distribution Date under clause (f) thereof.

                  (h) Notwithstanding Section 4.11(f) and (g), on the Determination Date preceding the Economic Special Payment Date, the Servicer shall not calculate the Reimbursement Draw Amount or the Special Draw Amount with respect to such Special Payment Date, but shall calculate (i) the amount (the "Class A Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(i) and 4.07(a)(ii) on such Special Payment Date) equal to the outstanding principal amount of the Class A Certificates and (ii) the amount (the "Class B Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(iii) and 4.07(b)(ii) on such Special Payment Date) equal to the outstanding principal amount of the Class B Certificates.

                  (i) In the event that for any Distribution Date, the sum of any Required Draw Amount, Interest Draw Amount, Default Draw Amount, Reimbursement Draw Amount, Special Draw Amount, Class A Principal Draw Amount and Class B Principal Draw Amount (such sum being referred to as the "Total Draw

Amount"), is greater than zero, the Servicer shall give written notice to the Trustee, the Cash Collateral Depositor and each Additional Cash Collateral Depositor, in substantially the form of Exhibits B-1 and B-2, respectively, of such positive Total Draw Amount on the related Determination Date. On the related Transfer Date, withdrawals will be made from the Cash Collateral Account and each Additional Cash Collateral Account as follows:

                  (A) the portion of the Total Draw Amount allocable to the Required Draw Amount, if any, up to the Available Shared Enhancement Amount, shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount of such withdrawal from the Cash Collateral Account and each Additional Cash Collateral Account shall be applied in accordance with
         Section 4.10(a) second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                  (B) the portion of the Total Draw Amount allocable to the Interest Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clause (A)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and immediately deposited by the Trustee into the Class B Interest Funding Account;

                  (C) the portion of the Total Draw Amount allocable to the Default Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) and (B)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and used to pay the Class B Investor Default Amount for such Distribution Date pursuant to Section 4.09(d);

                  (D) the portion of the Total Draw Amount allocable to the Class A Principal Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A), (B) and (C)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and immediately deposited by the Trustee into the Class A Principal Funding Account; and

                  (E) the remainder of the Total Draw Amount, if any, up to the Available Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) through (D)), shall be withdrawn, pro rata, from the Cash Collateral Account and each Additional Cash Collateral Account, in each case, on the related Transfer Date and immediately deposited by the Trustee into the Collection Account for distribution to the Class B Certificateholders on such Distribution Date.

Notwithstanding anything to the contrary in this Series Supplement or in the Agreement, no withdrawal may be made from the Cash Collateral Account or any Additional Cash Collateral Account to fund any Class A Funding Account Shortfall. For the avoidance of doubt, after any Additional Issuance Date, no withdrawal shall be made from the Cash Collateral Account or any Additional Cash Collateral Account on any basis other than pro rata and no withdrawal shall be made from the Cash Collateral Account or any Additional Cash Collateral Account to fund any amount which is required to be withdrawn pursuant to this Series Supplement from any other cash collateral account.

                  (j) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the Termination Date, (iii) the day on which the Class A Invested Amount and the Class B Invested Amount are paid in full to the Class A Certificateholders and the Class B Certificateholders and (iv) all withdrawals from the Cash Collateral Account and each Additional Cash Collateral Account pursuant to Section 4.11(i) with respect to the Economic Special Payment Date having been made, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders and the Class B Certificateholders which are payable from the Cash Collateral Account and each Additional Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account and each Additional Cash Collateral Account, for application in accordance with the Loan Agreement and the related Additional Loan Agreements, respectively all amounts, if any, on deposit in the Cash Collateral Account and each Additional Cash Collateral Account and the Cash Collateral Account and each Additional Cash Collateral Account shall be deemed to have terminated for purposes of this Series
Supplement.

                  Section 4.12. Reallocated Investor Finance Charge Collections.
(a) That portion of Group One Investor Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge Collections for such Distribution Date will be allocated to Series 1998-7 and will be distributed as set forth in this Series Supplement.

                  (b) Reallocated Investor Finance Charge Collections, with respect to any Distribution Date, shall equal the sum of (i) the aggregate amount of Series 1998-7 Monthly Interest, Series 1998-7 Default Amount, Series 1998-7 Monthly Fees and Series 1998-7 Additional Amounts for such Distribution Date and (ii) that portion of excess Group One Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to Section 4.12(c); provided, however, that if the amount of Group One Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group One Investor Monthly Interest, (x) Group One Investor Default Amount, (y) Group One Investor Monthly Fees and (z) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

                  (A) the product of (I) Group One Investor Finance Charge Collections (up to the amount of Group One Investor Monthly Interest) and (II) a fraction, the numerator of which is Series 1998-7 Monthly Interest and the denominator of which is Group One Investor Monthly Interest;

                  (B) the product of (I) Group One Investor Finance Charge Collections less the amount of Group One Investor Monthly Interest (up to the Group One Investor Default Amount) and (II) a fraction, the numerator of which is the Series 1998-7 Default Amount and the denominator of which is the Group One Investor Default Amount;

                  (C) the product of (I) Group One Investor Finance Charge Collections less the amount of Group One Investor Monthly Interest and the Group One Investor Default Amount (up to Group One Investor Monthly
         Fees) and (II) a fraction, the numerator of which is Series

         1998-7 Monthly Fees and the denominator of which is Group One Investor Monthly Fees; and

                  (D) the product of (I) Group One Investor Finance Charge Collections less the sum of (i) Group One Investor Monthly Interest,
         (ii) the Group One Investor Default Amount and (iii) Group One Investor Monthly Fees and (II) a fraction, the numerator of which is Series 1998-7 Additional Amounts and the denominator of which is Group One Investor Additional Amounts.

                  (c) If the amount of Group One Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group One Investor Monthly Interest, (ii) Group One Investor Default Amount, (iii) Group One Investor Monthly Fees and (iv) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group One as of such last day.

                  Section 4.13. Excess Principal Collections. (a) That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series 1998-7 Excess Principal Collections for such Distribution Date will be allocated to Series 1998-7 and will be distributed as set forth in this Series Supplement.

                  (b) Series 1998-7 Excess Principal Collections, for any Distribution Date with respect to the Accumulation Period or the Early Amortization Period, shall mean an amount equal to the Series 1998-7 Principal Shortfall for such Distribution Date; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Series 1998-7 Excess Principal Collections for such Distribution Date shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1998-7 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The Series 1998-7 Principal Shortfall for any Distribution Date shall equal the excess of (i) (x) for any Distribution Date with respect to the Accumulation Period, (A) the Controlled Distribution Amount and (B) if such Distribution Date is also the Class B Expected Final Payment Date, the Class B Invested Amount or (y) for any Distribution Date with respect to the Early Amortization Period, the sum of the Invested Amount and the CCA Invested Amount, if any, over (ii) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Series 1998-7 Excess Principal Collections).


                                    ARTICLE V

                          Distributions and Reports to
                        Series 1998-7 Certificateholders

                  Section 5.01. Distributions. (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Interest Funding Account.

                  (b) On each Special Payment Date and on the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Principal Funding Account that are payable to the Class A Certificateholders pursuant to Section 4.07(a)(ii).

                  (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class B
Interest Funding Account.

                  (d) On each Special Payment Date and on the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Collection Account that are payable to Class B Certificateholders pursuant to Section 4.07(b)(ii).

                  (e) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1998-7 Certificateholders hereunder shall be made by check mailed to each Series 1998-7 Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1998-7 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1998-7 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 5.02. Reports and Statements to Series 1998-7 Certificateholders. (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1998-7 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer. If and so long as the Series 1998-7 Certificates are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, within two Business Days following each Payment Date, the Servicer shall publish or cause to be published in an Authorized Newspaper of general circulation in Luxembourg a notice to the effect that the information set forth in the statement forwarded by the Paying Agent to Series 1998-7 Certificateholders with respect to such Payment Date will be available for review at the Luxembourg Stock Exchange and at the main office of the listing agent in Luxembourg, Banque Internationale A Luxembourg S.A.

                  (b) Not later than the fourth Business Day preceding each Distribution Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the Cash Collateral Depositor and each Additional Cash Collateral Depositor (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit D.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1998-7 Certificateholder or Certificate Owner by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 1999, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1998-7 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1998-7 Certificateholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such

Person was a Series 1998-7 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series 1998-7 Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

                               Amortization Events

                  Section 6.01. Additional Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1998-7 Certificateholders, be deemed to be an Amortization Event solely with respect to Series 1998-7:

                  (a) on any Determination Date, the Class B Invested Amount on the related Distribution Date will be reduced to less than 1% of the Initial Invested Amount;

                  (b) on the last day of any Due Period during the Accumulation Period the product of (i) the total amount of Principal Receivables as of such last day, (ii) the Series 1998-7 Allocation Percentage (expressed as a decimal) for such Due Period and (iii) the excess (expressed as a decimal) of 100% over the Floating Allocation Percentage for such Due Period, shall fail to equal at least 100% of the Class A Principal Funding Account Balance on such day;

                  (c) the Portfolio Yield for any Due Period during the Accumulation Period shall be less than the weighted average of the Certificate Rates for all outstanding Series included in Group One as of the last day of such Due Period;

                  (d) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date;

                  (e) the amount of Surplus Finance Charge Collections averaged over any three consecutive Due

         Periods shall not be equal to or in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods.


                                   ARTICLE VII

                   Optional Repurchase; Additional Issuances;
                               Accumulation Period

                  Section 7.01. Optional Repurchase. (a) On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers shall have the option to purchase the Series 1998-7 Certificateholders' Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

                  (b) The Sellers shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Sellers intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Sellers shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 8.01(b).

                  (c) If the Loan Agreement or any Additional Loan Agreement so provides, in the event the Sellers exercise such purchase option, notwithstanding anything to the contrary contained in the Agreement or in this Series Supplement, the Series 1998-7 Certificates shall be deemed to remain outstanding as if such purchase option were not exercised and the terms of the Agreement and this Series Supplement (other than Section 4.11(c) through (i) of this Series Supplement and Section 12.02(c) of the Agreement) shall otherwise remain in effect until the earlier of (i) one year and one day following the Termination Date, (ii) the date on which the Trust terminates and (iii) the date on which the Class A Invested Amount, the Class B Invested Amount and the CCA Invested Amount, if any, would have been paid in full had such purchase option not been exercised; provided that distributions which would otherwise have been made to the Series 1998-7 Certificateholders shall be made to the Sellers.

                  Section 7.02. Additional Issuances of Series 1998-7 Certificates. (a) Subject to Sections 7.02(b) and (c) of this Series Supplement, the Banks may at any time, or from time to time, during the Revolving Period direct the

Trustee, on behalf of the Trust, to authenticate additional Class A Certificates (the "Additional Class A Certificates") and additional Class B Certificates (the "Additional Class B Certificates") on the first day of any Due Period (each such day, an "Additional Issuance Date"). Any such issuance of Additional Investor Certificates is referred to herein as an "Additional Issuance". The outstanding Investor Certificates of each class and the Additional Investor Certificates of that class shall be equally and ratably entitled as provided herein to the benefits of the Agreement and this Series Supplement without preference, priority or distinction, all in accordance with the terms and provisions of the Agreement and this Series Supplement.

                  (b) The obligation of the Trustee to authenticate Additional Investor Certificates is subject to the satisfaction of the following conditions:

                  (i) on or before the fifth Business Day immediately preceding the Additional Issuance Date, the Sellers shall have given the Trustee, the Servicer, each Rating Agency and the Cash Collateral Depositor written notice of such Additional Issuance and the Additional Issuance Date;

                  (ii) the Sellers shall have delivered to the Trustee an amended Series Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

                  (iii) after giving effect to the Additional Issuance, the total amount of Principal Receivables shall be equal to, or greater than, the Required Minimum Principal Balance;

                  (iv) either (A) the Sellers, the Trustee and the Cash Collateral Depositor shall have entered into an amendment to the Loan Agreement or (B) the Sellers, the Trustee and the additional Series Enhancer shall have entered into an additional series enhancement agreement;

                  (v) the Sellers shall have delivered to the Trustee, each Rating Agency and the Cash Collateral Depositor a Tax Opinion dated the Additional Issuance Date, with respect to such Additional Issuance;

                  (vi) the Sellers shall have delivered to each Rating Agency
         (A) Opinion(s) of Counsel with respect to the enforceability of the Additional Loan Agreement, (B) an Opinion of Counsel to the effect that such

         Additional Issuance will not violate applicable Federal securities laws and (C) such other documents as the Rating Agencies may request;

                  (vii) the Rating Agency Condition shall have been satisfied with respect to such Additional Issuance;

                  (viii) such Additional Issuance shall not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future;

                  (ix) as of the Additional Issuance Date all amounts due and owing to the Series 1998-7 Certificateholders on or prior to such date shall have been paid to such Certificateholders and there shall not be any unreimbursed Investor Charge-Offs;

                  (x) the excess of the principal amount of the Additional Investor Certificates over the issue price of the Additional Investor Certificates shall not exceed the maximum amount permitted under the Internal Revenue Code without the creation of original issue discount (assuming that there is no original issue discount on the Additional Investor Certificates for any other reason);

                  (xi) the Banks' Interest shall not be less than 2% of the total amount of Principal Receivables, in each case as of the Additional Issuance Date, after giving effect to such Additional Issuance;

                  (xii) the ratio of the Controlled Amortization Amount (after giving effect to such Additional Issuance) to the Invested Amount (after giving effect to such Additional Issuance) shall be equal to the ratio of the Controlled Amortization Amount (before giving effect to such Additional Issuance) to the Invested Amount (before giving effect to such Additional Issuance);

                  (xiii) the Sellers shall cause additional credit enhancement to be provided by the Cash Collateral Depositor or any additional Series Enhancer for the exclusive benefit of the Investor Certificateholders; provided that the ratio of the Available Enhancement Amount (after giving effect to such increase) to the Invested Amount (after giving effect to such Additional Issuance) shall be greater than or equal to the ratio of the Available Enhancement Amount (before giving effect to such increase) to the Invested Amount (before giving effect to such Additional Issuance);

                  (xiv) the ratio of the sum of the increase in the Class A Investment Fees (as a result of such Additional Issuance) to the increase in the Invested Amount (as a result of such Additional Issuance) shall be less than or equal to 150% of the ratio of the sum of the Class A Investment Fees (as of the Closing Date) to the Invested Amount (as of the Closing Date); and
                  (xv) the Sellers shall have delivered to the Trustee an Officer's Certificate, dated the Additional Issuance Date, confirming that the conditions referred to above have been satisfied.

Upon satisfaction of the above conditions, the Trustee shall authenticate the Additional Investor Certificates upon execution thereof by the Sellers.

                  (c) Notwithstanding any provision of the Agreement or this Series Supplement, this Series Supplement may be amended by the Servicer, the Sellers and the Trustee, without the consent of any of the Certificateholders, to provide for an Additional Issuance, provided that the conditions set forth in
Section 7.02(b) have been satisfied.

                  (d) Notwithstanding any provision of this Series Supplement, the Sellers may cause additional Series Enhancement to be provided for the benefit of the Investor Certificateholders in lieu of (or in addition to) an Additional Cash Collateral Account provided in connection with an Additional Issuance; provided that the conditions set forth in Section 7.02(b) will be satisfied.

                  Section 7.03. Accumulation Period Postponement. The Accumulation Period is scheduled to commence at the close of business on the fourth-to-last Business Day of April 1999; provided, however, that if the Accumulation Period Length (determined as described below) is less than twelve months, upon notice to the Trustee, the Sellers, the Rating Agency and the Cash Collateral Depositor, the Servicer, at its option, may elect to postpone the date on which the Accumulation Period actually commences to the fourth-to-last Business Day of any month that precedes the month that is the number of months prior to the Class A Expected Final Payment Date, equal to the Accumulation Period Length such that the number of Monthly Periods in the Accumulation Period will equal or exceed the Accumulation Period Length. On the Determination Date immediately preceding the April 1999 Distribution Date, the Servicer will determine the "Accumulation Period Length" which will equal the number of months such that the sum of the Accumulation Period Amounts for each Monthly Period, beginning with (and assigning the largest Accumulation

Period Amount to) the Monthly Period that ends on the day preceding the Class A Expected Final Payment Date, when aggregated with the Accumulation Period Amounts for each preceding Monthly Period will equal or exceed the Initial Invested Amount. If the Servicer elects to postpone the commencement of the Accumulation Period pursuant to this Section 7.03, then on each Determination Date thereafter until the date the Accumulation Period commences, the Servicer will recalculate the Accumulation Period Length; provided, however, that (i) the length of the Accumulation Period shall not be shorter than the period determined as of the first date of determination unless an additional Series, other than an Excluded Series, shall have been issued since such date and such Series is in its revolving period; (ii) the length of the Accumulation Period will not be less than one month; and (iii) no election to postpone, or further postpone, the commencement of the Accumulation Period shall be made after an economic amortization event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. If the Accumulation Period Length as recalculated on any such Determination Date exceeds the number of Monthly Periods then scheduled to be included in the Accumulation Period, the commencement date of the Accumulation Period will be changed to the later of (x) such Determination Date and (y) the fourth-to-last Business Day of a month such that the number of Monthly Periods in the Accumulation Period will equal the recalculated Accumulation Period Length. Any notice by the Servicer electing to postpone (or further postpone) the commencement of the Accumulation Period pursuant to this Section 7.03 shall specify (i) the Accumulation Period Length,
(ii) the commencement date of the Accumulation Period and (iii) the Controlled Amortization Amount with respect to each Monthly Period.



                                  ARTICLE VIII

                               Final Distributions

                  Section 8.01. Sale of Certificateholders' Interest Pursuant to
Section 2.06 or 10.01 of the Agreement. (a) Purchase Price. (i) The amount to be paid by the Sellers with respect to Series 1998-7 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Agreement.

                  (ii) The amount to be paid by the Sellers with respect to Series 1998-7 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the Reassignment Amount attributable to the Class A Certificates and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount attributable to the Class B Certificates.

                  (b) Distributions Pursuant to Section 7.01 of this Series Supplement and Sections 2.06, 10.01 or 12.02(c) of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to
Section 7.01 or 8.01 or any Termination Proceeds from the sale of Receivables (or interests therein) allocable to the Series 1998-7 Certificateholders' Interest deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the date of deposit, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i)(x) the Class A Invested Amount on such date will be deposited into the Class A Principal Funding Account and (y) the amount of accrued and unpaid interest on the unpaid balance of the Class A Certificates, plus the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on any prior Distribution Date, will be deposited into the Class A Interest Funding Account, (ii)(x) the Class B Invested Amount on such date will be retained in the Collection Account for distribution to the Class B Certificateholders and (y) the amount of accrued and unpaid interest on the unpaid balance of the Class B Certificates, plus the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, will be deposited into the Class B Interest Funding Account, and (iii) the CCA Invested Amount, if any, on such date will be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor, for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively. Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, the amount of any excess determined pursuant to paragraph
(a)(ii)(y)(A) shall be distributed to the Class A Certificateholders and the amount of any excess determined pursuant to paragraph (a)(ii)(y)(B) shall be distributed to the Class B Certificateholders. The remainder of any Termination Proceeds shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B Certificateholders pursuant to Section 7.01 or 8.01 and all other amounts on deposit therein for distribution to the Series 1998-7 Certificateholders shall be distributed in full to the Series 1998-7 Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested

Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and deposit such amount in the Class A Principal Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Due Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and retain such amount in the Collection Account for distribution to the Class B Certificateholders, provided that such amount shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period, minus (y) the amount deposited into the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence, and (iii) deduct an amount equal to the CCA Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and distribute, pro rata, such amount to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the Loan Agreement and each Additional Loan Agreement, respectively, provided that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period minus (y) the amount deposited in the Class A Principal Funding Account pursuant to clause
(a)(i) of this sentence and the amount retained in the Collection Account pursuant to clause (a)(ii) of this sentence. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

                  (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not deposited into Class A Interest Funding Account on a prior Distribution Date, (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, and (z) the amount of the Class A Funding Account

Shortfall for such Distribution Date and any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and deposit such amount in the Class A Interest Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class A Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, (y) the Cumulative Excess Interest Amount with respect to such Distribution Date, and (z) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and deposit such amount into the Class B Interest Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class B Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date. The remainder of the Insolvency Proceeds allocated to Allocable Finance Charge Collections shall be distributed, pro rata, to the Cash Collateral Depositor and each Additional Cash Collateral Depositor for application in accordance with the provisions of the Loan Agreement and each Additional Loan Agreement, respectively.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B Certificateholders pursuant to this Section and all other amounts on deposit therein for distribution to the Series 1998-7 Certificateholders shall be distributed in full to the Series 1998-7 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  (d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 1998-7 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless (i) holders of more than 50% of the aggregate unpaid principal amount of each of the Class A Certificates and the Class B Certificates and (ii) the Cash Collateral Depositor and each Additional Cash Collateral Depositor shall have disapproved of such liquidation (or, if the Cash Collateral Depositor and any Additional Cash Collateral Depositor shall have assigned all or part of their respective interests under the Loan Agreement and such Additional Loan Agreements, respectively, to one or more Persons, then one or more Persons holding more than 50% of such interest shall have disapproved of such liquidation).


                                   ARTICLE IX

                                    Covenants

                  Section 9.01. Reduction in Portfolio Yield. Citibank (South Dakota), in its capacity as a Seller, and each Additional Seller, hereby covenant that upon the occurrence of an Amortization Event described in Section 6.01(e), except as is otherwise required by any Requirements of Law, it will not reduce the Periodic Rate Finance Charge applicable to any Account to a rate that would result in the weighted average of the Periodic Rate Finance Charges applicable to all the Accounts as of the last day of any Due Period being less than the sum of the weighted average of the Certificate Rates of each outstanding Series as of such last day and 6%.


                                    ARTICLE X

                            Miscellaneous Provisions

                  Section 10.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

                  Section 10.02. Counterparts. This Series Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 10.03. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.04. Construction of Agreement. The Sellers hereby confirm that the security interest granted to the Trustee pursuant to Section
13.18 of the Agreement is for the benefit of (a) the Investor Certificateholders and (b) the Cash Collateral Depositor and the Additional Cash

Collateral Depositor to the extent of the CCA Invested Amount.


                  IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                             CITIBANK (SOUTH DAKOTA), N.A.,
                                             Seller and Servicer,

                                               by
                                                      -------------------------
_                                                     Name:
                                                      Title:


                                             CITIBANK (NEVADA), NATIONAL
                                             ASSOCIATION, Seller,

                                               by
                                                      -------------------------
_                                                     Name:
                                                      Title:


                                             BANKERS TRUST COMPANY, as
                                             successor to Yasuda Bank and
                                             Trust Company, (U.S.A.),
                                             Trustee,

                                               by
                                                      -------------------------
                                                      Name:
                                                      Title:

                                                                     EXHIBIT A-1

REGISTERED                                                        $____________*

No. R-                                                      CUSIP No. [        ]

Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1998-7
           Floating Rate CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                      Class A Expected Final Payment Date:
                         The May 2000 Distribution Date

                 Each $1,000 minimum denomination represents an
                   undivided interest in certain assets of the

                       CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)

--------
   * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that Cede & Co. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement dated as of May 14, 1998 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as successor to Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of the Cash Collateral Account and (vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the May 2000 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Accumulation Period there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date. If the principal of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1998-7 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Banks have caused this Class A Certificate to be duly executed.


                                             CITIBANK (SOUTH DAKOTA), N.A.,


                                             by: __________________________
                                                 Name:
                                                 Title:


                                             CITIBANK (NEVADA),
                                             NATIONAL ASSOCIATION,


                                             by: _________________________
                                                 Name:
                                                 Title:

Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


                                            BANKERS TRUST COMPANY, as successor
                                            to Yasuda Bank and Trust Company
                                            (U.S.A.), as Trustee,


                                            by:      _________________________
                                                     Name:
                                                     Title: Authorized Officer


                                            or


                                            CITIBANK, N.A.,
                                            as Authenticating Agent
                                            for the Trustee,


                                            by:      _________________________
                                                     Name:
                                                     Title: Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1998-7

           Floating Rate CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                         Summary of Terms and Conditions


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class A Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1998-7 (the "Series 1998-7 Certificates"), and one of a class thereof entitled Floating Rate Class A Credit Card Participation Certificates, Series 1998-7 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $1,250,000,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section
4.08 of the Series Supplement prior to such date. In addition to the Class A Certificates, a class of the Series 1998-7 Certificates entitled Floating Rate Class B Credit Card Participation Certificates, Series 1998-7 (the "Class B Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts on deposit in the Class A Interest Funding Account or the Class A Principal Funding Account as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers have the option to repurchase the Series 1998-7
Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Series Supplement, the Banks may, from time to time, during the Revolving Period, subject to certain conditions set forth in the Series Supplement, cause the Trustee to issue Additional Class A Certificates. When issued, the Additional Class A Certificates will be identical in all respects to the other outstanding Class A Certificates and will be equally and ratably entitled to the benefits of the Agreement and the Series Supplement without preference, priority or distinction.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT


             Social Security or other identifying number of assignee

                             ______________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________                         _____________________*


                                               Signature Guaranteed:


                                               ---------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2

REGISTERED                                                          $__________*

No. R-                                                     CUSIP NO. [         ]

Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1998-7
                        Floating Rate CLASS B CREDIT CARD
                            PARTICIPATION CERTIFICATE
                      Class B Expected Final Payment Date:
                         The May 2000 Distribution Date
                 Each $1,000 minimum denomination represents an
                   undivided interest in certain assets of the
                       CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)

--------
   * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that Cede & Co. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement dated as of May 14, 1998 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as successor to Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of the Cash Collateral Account and (vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of funds on deposit in a Cash Collateral Account to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates, except that principal payments may be made in excess of the Class B Invested Amount to the extent amounts are available for that purpose in the Cash Collateral Account. The Class B Expected Final Payment Date is the May 2000 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full. In addition, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date if Collections of Receivables allocable to pay principal of the Class B Certificates are insufficient to pay the Class B Invested Amount on or prior to such Distribution Date. If the principal of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1998-7 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  The Class B Certificates may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974 or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986 or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Banks have caused this Class B Certificate to be duly executed.


                                               CITIBANK (SOUTH DAKOTA), N.A.,

                                               by: __________________________
                                                   Name:
                                                   Title:


                                               CITIBANK (NEVADA),
                                               NATIONAL ASSOCIATION,

                                               by: _________________________
                                                   Name:
                                                   Title:


Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


                                            BANKERS TRUST COMPANY, as successor
                                            to Yasuda Bank and Trust Company
                                            (U.S.A.), as Trustee,


                                            by:      _________________________
                                                     Name:
                                                     Title: Authorized Officer


                                            or


                                            CITIBANK, N.A.,
                                            as Authenticating Agent
                                            for the Trustee,


                                            by:      _________________________
                                                     Name:
                                                     Title: Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1998-7

           Floating Rate CLASS B CREDIT CARD PARTICIPATION CERTIFICATE

                         Summary of Terms and Conditions


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which generally arise from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class B Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1998-7 (the "Series 1998-7 Certificates"), and one of a class thereof entitled Floating Rate Class B Credit Card Participation Certificates, Series 1998-7 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $80,000,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(f) of the Series Supplement), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(b) of the Series Supplement, minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) of the Series Supplement (excluding any Subordinated Principal Collections that have resulted in a reduction in the CCA Invested Amount pursuant to Section 4.08(c) of the Series Supplement), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) of the Series Supplement, and plus (f) the sum of
(i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) of the Series Supplement and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f) of the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e). In addition to the Class B Certificates, a class of the Series 1998-7 Certificates entitled Floating Rate Class A Credit Card Participation Certificates, Series 1998-7 (the "Class A Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Class B Interest Funding Account or the Collection Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for the Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers have the option to repurchase the Series 1998-7
Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such

Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class B Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Series Supplement, the Banks may, from time to time, during the Revolving Period, subject to certain conditions set forth in the Series Supplement, cause the Trustee to issue Additional Class B Certificates. When issued, the Additional Class B Certificates will be identical in all respects to the other outstanding Class B Certificates and will be equally and ratably entitled to the benefits of the Agreement and the Series Supplement without preference, priority or distinction.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.


                  THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE

OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

             Social Security or other identifying number of assignee

                          ____________________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                          (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________                      _______________________*


                                            Signature Guaranteed:


                                            -----------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT B-1


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE AND
                         THE CASH COLLATERAL DEPOSITOR*
                    ----------------------------------------
                          CITIBANK (SOUTH DAKOTA), N.A.




                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1998-7




                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Citibank (South Dakota), Citibank (Nevada), National Association ("Citibank (Nevada)") and Bankers Trust Company, as successor to Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1998-7 Supplement dated as of May 14, 1998, among Citibank (South Dakota), Citibank (Nevada) and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to Section 4.11(i) of the Series Supplement.

                  2. Citibank (South Dakota) is the Servicer.

                  3. The undersigned is a Servicing Officer.


                        NOTIFICATION TO MAKE WITHDRAWALS
                        FROM THE CASH COLLATERAL ACCOUNT

                  Pursuant to Sections 4.11(c) through (i) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Cash Collateral Account on [ ], 199[ ]/200[ ], which date is a

--------
    * To be delivered not less than seven calendar days prior to the applicable Transfer Date.

Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.11(i) of the Series Supplement:

1.       Pursuant to Section 4.11(c):

         Required Draw Amount in respect of the
         preceding Due Period ...........................................$______


2.       Pursuant to Section 4.11(d):

         Interest Draw Amount in respect of the
         preceding Due Period ...........................................$______


3.       Pursuant to Section 4.11(e):

         Default Draw Amount in respect of the
         preceding Due Period ...........................................$______


4.       Pursuant to Section 4.11(f):

         Reimbursement Draw Amount in respect of the
         preceding Due Period ...........................................$______


5.       Pursuant to Section 4.11(g):

         Special Draw Amount in respect of the
         preceding Due Period ...........................................$______


6.       Pursuant to Section 4.11(h):

         Class A Principal Draw Amount in respect of
         the preceding Due Period .......................................$______

         Class B Principal Draw Amount in respect of
         the preceding Due Period .......................................$______


7.       Pursuant to Section 4.11(i):

         Total Draw Amount in respect of the
         preceding Due Period ...........................................$______

                                                                   Total $______

                  IN WITNESS WHEREOF, the undersigned has duly
executed this Certificate this ___ day of ______________,
----.


                                                CITIBANK (SOUTH DAKOTA), N.A.,
                                                Servicer,

                                                  by
                                                    -------------------------
                                                    Name:
                                                    Title:

                                                                     EXHIBIT B-2


                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE AND
                    THE ADDITIONAL CASH COLLATERAL DEPOSITOR*
                    ----------------------------------------

                          CITIBANK (SOUTH DAKOTA), N.A.




                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1998-7




                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Citibank (South Dakota), Citibank (Nevada), National Association ("Citibank (Nevada)") and Bankers Trust Company, as successor to Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1998-7 Supplement dated as of May 14, 1998, among Citibank (South Dakota), Citibank (Nevada) and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to Section 4.11(i) of the Series Supplement.

                  2. Citibank (South Dakota) is the Servicer.

                  3. The undersigned is a Servicing Officer.


                        NOTIFICATION TO MAKE WITHDRAWALS
                        FROM THE CASH COLLATERAL ACCOUNT

                  Pursuant to Sections 4.11(c) through (i) of the Series Supplement, the Servicer does hereby instruct the

--------
   * To be delivered not less than seven calendar days prior to the applicable Transfer Date.

Trustee (i) to make a withdrawal from the Cash Collateral Account on [ ],199[ ]/200[ ], which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.11(i) of the Series Supplement:

1.       Pursuant to Section 4.11(c):

         Required Draw Amount in respect of the
         preceding Due Period ...........................................$______


2.       Pursuant to Section 4.11(d):

         Interest Draw Amount in respect of the
         preceding Due Period ...........................................$______


3.       Pursuant to Section 4.11(e):

         Default Draw Amount in respect of the
         preceding Due Period ...........................................$______


4.       Pursuant to Section 4.11(f):

         Reimbursement Draw Amount in respect of the
         preceding Due Period ...........................................$______


5.       Pursuant to Section 4.11(g):

         Special Draw Amount in respect of the
         preceding Due Period ...........................................$______


6.       Pursuant to Section 4.11(h):

         Class A Principal Draw Amount in respect of
         the preceding Due Period .......................................$______

         Class B Principal Draw Amount in respect of
         the preceding Due Period .......................................$______


7.       Pursuant to Section 4.11(i):

         Total Draw Amount in respect of the
         preceding Due Period ...........................................$______

                                                                   Total $______


                  IN WITNESS WHEREOF, the undersigned has duly
executed this Certificate this ___ day of ______________,
----.


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                  Servicer,

                                                    by
                                                      -------------------------
                                                      Name:
                                                      Title:

                                                                       EXHIBIT C


                            FORM OF MONTHLY STATEMENT


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

           -----------------------------------------------------------

                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1998-7
           -----------------------------------------------------------

                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company, as successor to Yasuda Bank and Trust Company (U.S.A.), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                  This Certificate relates to the Due Period ending on and the related Distribution Date.


A.       Information Regarding the Portfolio

1.  Portfolio Yield ......................................................_____%

         Yield component [Finance Charge
         Receivables collected during the Due
         Period / Principal Receivables in the
         Trust on the last day of the prior Due Period] .................._____%

         Credit loss component [net charged-off
         Principal Receivables during the
         Due Period / Principal Receivables in
         the Trust on the last
         day of the prior Due Period] ...................................._____%

2.       New purchase rate [aggregate purchases
         of merchandise and services during the
         Due Period / Receivables in the Trust
         on the last day of the prior Due Period] ........................_____%

3.       Total payment rate [aggregate
         Collections during the Due Period /
         Receivables in the Trust on the last
         day of the prior Due Period] ...................................._____%

4.       Principal payment rate [aggregate
         collections with respect to Principal
         Receivables during the Due Period /
         Principal Receivables in the Trust
         on the last day of the prior Due Period] ........................_____%

5.       Aggregate amount of Principal Receivables in the Trust:

         Beginning of Due Period .........................................$_____
         Average .........................................................$_____
         End of Due Period ...............................................$_____

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period)*:

         Current ........................................................._____%
         5-34 days delinquent ............................................_____%
         35-64 days delinquent ..........................................._____%
         65-94 days delinquent ..........................................._____%
         95-124 days delinquent .........................................._____%
         125-154 days delinquent ........................................._____%
         155-184 days delinquent ........................................._____%

B.   Information Regarding Group One (Percentage Basis)

1.       Group One weighted average Certificate
         Rate ............................................................_____%
--------
   * To be delivered no later than the 15th day of each calendar month.

2.       Weighted average rate of Group One Investor
         Monthly Fees ...................................................._____%

3.       Group One Surplus Finance Charge Collections /
         the Invested Amount as of the last day of the
         prior Due Period ................................................_____%

4.       Group One Required Surplus Finance Charge
         Amount / the Invested Amount as of the last day
         of the prior Due Period ........................................._____%

5.       Group One Surplus Finance Charge Collections
         minus Group One Required Surplus Finance Charge
         Amount / the Invested Amount as of the last day
         of the prior Due Period ........................................._____%


C.       Information Regarding Group One (Dollar Basis)

1.       Group One Total Investor Collections ............................$_____

         Group One Investor
         Principal Collections ...........................................$_____

         Group One Investor Finance
         Charge Collections ..............................................$_____

2.       Group One Investor Default Amount ...............................$_____

3.       Group One Investor Monthly Interest .............................$_____

4.       Group One Investor Monthly Fees .................................$_____

5.       Group One Surplus Finance Charge
         Collections .....................................................$_____

6.       Group One Required Surplus Finance Charge
         Amount ..........................................................$_____

7.       Group One Surplus Finance Charge Collections
         minus Group One Required Surplus Finance Charge
         Amount ..........................................................$_____

D.       Information Regarding Series 1998-7

1.(a)  Class A Invested Amount ...........................................$_____

  (b)  Class B Invested Amount ...........................................$_____

2.(a)  Class A Monthly Interest ..........................................$_____

  (b)  Class B Monthly Interest ..........................................$_____

3.(a)  Balance in the Class A Interest
           Funding Account ...............................................$_____

  (b)  Balance in the Class B Interest
           Funding Account  ..............................................$_____

4.       Available Cash Collateral
         Amount ..........................................................$_____

           % of Class B Invested
         Amount .........................................................._____%

5.(a)  Class A Investor Charge-offs ......................................$_____

  (b)  Class B Investor Charge-offs ......................................$_____

6.  Required Amount ......................................................$_____

7.  Draw on Cash Collateral Account ......................................$_____

         8.(a)  Class A Monthly Principal for the
                    Distribution Date*....................................$_____

           (b)  Class B Monthly Principal for the
                    Distribution Date* ...................................$_____

         9.       Balance in the Class A Principal
                  Funding Account*........................................$_____


E.       Information regarding Additional Investor
         Certificates**

         1.       Additional Issuance Date................................ _____

         2.       Invested Amount of Additional Class A
                  Certificates............................................$_____

         3.       Invested Amount of Additional Class B
                  Certificates............................................$_____


--------
   * Applicable during the Accumulation Period and any Early Amortization
Period.
   ** Applicable after issuance of Additional Investor Certificates.

F.       Information Regarding the Accumulation Period*

         1.       Date on which the Accumulation Period will
                  commence................................................ _____

         2.       Controlled Amortization Amount for each
                  Monthly Period

           (a)  [        ],199[ ]/200[ ] Monthly Period...................$_____

           (b)  [        ],199[ ]/200[ ] Monthly Period...................$_____


G. Information Regarding Distributions, Certificateholders and Charge-offs**

         1.(a)  The total amount of the distribution
                    to Class A Certificateholders on the
                    Payment Date .........................................$_____

           (b)  The total amount of the distribution
                    to Class B Certificateholders on the
                    Payment Date .........................................$_____

         2.(a)  The amount of the distribution set forth
                    in item 1(a) above in respect of
                    principal on the Class A Certificates ................$_____

           (b)  The amount of the distribution set forth
                    in item 1(b) above in respect of
                    principal on the Class B Certificates ................$_____

         3.(a)  The amount of the distribution set forth
                    in item 1(a) above in respect of
                    interest on the Class A Certificates .................$_____

           (b)  The amount of the distribution set forth
                    in item 1(b) above in respect of
                    interest on the Class B Certificates .................$_____

         4.(a) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of the Record Date with respect to the
--------
   * Applicable only if the Revolving Period has been extended.
   ** The following information, as applicable, is to be included only on Payment Dates.

                    Payment Date .........................................$_____

           (b) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the Record Date with respect to the
                    Payment Date .........................................$_____


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                    Servicer,

                                                    by:_________________________
                                                        Name:
                                                        Title:

                                                                       EXHIBIT D


                     FORM OF MONTHLY SERVICER'S CERTIFICATE


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION



                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1998-7



                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company, as successor to Yasuda Bank and Trust Company (U.S.A.), Trustee, does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                  2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. This Certificate relates to the Distribution Date occurring on .

                  5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Sellers and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

                  6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                  7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement (or, if there is a Lien, such Lien consists of_________).


           IN WITNESS WHEREOF, the undersigned has duly executed
and delivered this Certificate this      day of     ,     .


                                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                                    Servicer,

                                                    by:_________________________
                                                        Name:
                                                        Title: